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                                               EXHIBIT 24-1


                             POWER OF ATTORNEY
                        -----------------

     Each of the undersigned directors and/or officers of Rochester Telephone Corporation, a New York corporation (the "Company"), hereby constitutes and appoints Ronald L. Bittner, Louis L. Massaro and Josephine S. Trubek, and each of them, with full power to act without the others, true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments which any of said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission ("Commission") thereunder in connection with the offering made or deemed to be made by the Company of shares of its Common Stock, including specifically, but without limiting the generality of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to any Registration Statements on Form S-3 or other applicable forms filed with the Commission under said Act in such connection, and any amendment or amendments thereto, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any one of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed and delivered these presence as of this 19th day of September, 1994.


                              ------------------------------
                              Patricia C. Barron


                              /s/Ronald L. Bittner
                              ------------------------------
                              Ronald L. Bittner

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                              /s/John R. Block
                              ------------------------------
                              John R. Block


                              /s/Brenda E. Edgerton
                              --------------------------------
                              Brenda E. Edgerton


                              /s/Jairo A. Estrada
                              --------------------------------
                              Jairo A. Estrada


                              /s/Daniel E. Gill
                              --------------------------------
                              Daniel E. Gill


                              --------------------------------
                              Alan C. Hasselwander


                              /s/Douglas H. McCorkindale
                              --------------------------------
                              Douglas H. McCorkindale


                              /s/Leo J. Thomas
                              --------------------------------
                              Leo J. Thomas